UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Safe Pro Group Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CONTROL ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SAFE PRO GROUP INC. 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON jUNE 26, 2025

DATE: June 26, 2025

TIME: AT 10:00 AM ET

LOCATION: To be held virtually by calling 877-407-3088 (toll free).

THIS COMMUNICATION IS NOT A FORM OF VOTING AND ONLY REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS (INCLUDING THE PROXY STATEMENT, FORM 10-K) AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT www.SPAI.vote To submit your proxy while visiting this site, you will need the control ID in THIS NOTICE.

●	IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,

Step 1: Go to www.SPAI.vote

Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.

Step 3: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 7:00 PM EASTERN TIME ON June 25, 2025.

●	IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE JUNE 12, 2025.

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
	SEND THIS CARD TO	www.SPAI.vote	proxy@equitystock.com
1-212-575-5757	347-584-3644	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

Voting items

The board of directors of SAFE PRO GROUP INC. (the “company”) recommends that you vote “for” FOR EACH OF THE NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.

1. To elect five Board Nominees to the Board of Directors of the Company, each to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2. To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

3. To approve the Safe Pro Group Inc. 2025 Equity Incentive Plan.

Note: To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON APRIL 28, 2025, AS THE RECORD DATE FOR THE DETERMINATION OF MEMBERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE COMPANY’S COMMON SHARES THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

PLEASE NOTE–THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. TO VOTE YOUR SHARES, YOU MUST VOTE ONLINE OR REQUEST A PAPER COPY OF PROXY MATERIALS TO RECEIVE A PROXY CARD.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE FOLLOW INSTRUCTIONS LISTED ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT!